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                                 Exhibit 99 (A)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report on Form 10-K Mercantile Bankshares Corporation (the "Company") for the year ended December 31, 2002, (the "Report") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Kelly, III, the Chief Executive Officer, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Edward J. Kelly, III
------------------------
Edward J. Kelly, III
Chief Executive Officer



Date: March 26, 2002